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[Ivy Funds Logo]

                                                This is your prospectus from

                                                IVY MACKENZIE
                                                DISTRIBUTORS, INC.
                                                Via Mizner Financial Plaza
                                                700 South Federal Highway
                                                Boca Raton, Florida 33432
                                                800.456.5111



         May 3, 1999             IVY INTERNATIONAL FUND

   Supplemented June 7, 1999


               Ivy Fund is a registered open-end investment company consisting of nineteen separate portfolios. This Prospectus relates to the Class A, Class B, Class C and Class I shares of Ivy International Fund (the "Fund").



               On April 18, 1997 the Fund suspended the offer of its shares to new investors.


               The Securities and Exchange Commission
               has not approved or disapproved these
               securities or passed upon the adequacy
               or accuracy of this Prospectus. Any
               representation to the contrary is a
               criminal offense.

               Investments in the Fund are not deposits of any bank and are not federally insured or guaranteed by the Federal
               Deposit Insurance Corporation or any
               other government agency.


 -- CONTENTS

   2  Ivy International Fund

   4  Additional information
      about investment strategies
      and risks

   6  Management

   7  Shareholder information

  14  Financial highlights

  17  Account application



                          OFFICERS
                          Michael G. Landry, Chairman
                          Keith J. Carlson, President
                          James W. Broadfoot, Vice President
                          C. William Ferris, Secretary/Treasurer
                          LEGAL COUNSEL
                          Dechert Price & Rhoads
                          Boston, Massachusetts
                          CUSTODIAN                           AUDITORS
                          Brown Brothers Harriman & Co.       PricewaterhouseCoopers LLP
                          Boston, Massachusetts               Fort Lauderdale, Florida
                          TRANSFER AGENT                      INVESTMENT MANAGER
                          Ivy Mackenzie Services Corp.        Ivy Management, Inc.
                          PO Box 3022                         700 South Federal Highway
                          Boca Raton, Florida 33431-0922      Boca Raton, Florida 33432
                          800.777.6472                        800.456.5111

                                                            (Ivy Mackenzie Logo)

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[IVY LEAF LOGO]
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IVY INTERNATIONAL FUND
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(GLOBE ARTWORK)


IVY
INTERNATIONAL
FUND

-- INVESTMENT OBJECTIVE
The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective.

-- PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in equity securities principally traded in European, Pacific Basin and Latin American markets.

To enhance potential return, the Fund may invest in countries with new or developing economies.

The Fund's manager uses a low turnover, value approach in selecting the Fund's investments.

-- PRINCIPAL RISKS
The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK: Securities selected for the Fund might not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.


MARKET RISK: Common stock represents a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly even where "management risk" is not a factor, so you could lose money if you redeem your Fund shares at a time when the Fund's stock portfolio is not performing as well as expected.


FOREIGN SECURITY RISK: Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending upon prevailing conditions at any given time. Among these potential risks are:
- greater price volatility;
- comparatively weak supervision and regulation of securities exchanges, brokers and issuers;
- higher brokerage costs;
- fluctuations in foreign currency exchange rates and related conversion costs;
- adverse tax consequences; and
- settlement delays.

The risks of investing in foreign securities are more acute in countries with new or developing economies.

-- WHO SHOULD INVEST*
The Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term.

*You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

2
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     -- PERFORMANCE BAR CHART AND TABLE
     The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns since it was first offered for sale to the public on April 30, 1986 compare with those of a broad measure of market performance. The Fund's past performance is not an indication of how the Fund will perform in the future.

  (CHART)

      ANNUAL TOTAL RETURNS                 for the years ending
      FOR CLASS A SHARES*                  December 31(**)
      -----------------------------------------------------------

      *Any applicable sales charges and account fees are not reflected, and if they were the returns shown above would be lower. The returns for the Fund's other three classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

     **Hakan Castegren, in his relationship with the following firms, has served as the Fund's portfolio manager since its inception: Northern Cross Investments Limited (since April 1, 1993); Boston Overseas Investors, Inc. (July 1, 1990 -- March 31, 1993) and Marsh & Cunningham (November 15, 1985 -- June 30, 1990).


     Best quarter Q1 '87: 24.22%

     Worst quarter Q4 '87: (22.74%)

                                                           for the periods ending
      AVERAGE ANNUAL TOTAL RETURNS(#)                      December 31
      -------------------------------------------------------------------------------------------
                                                                          MORNINGSTAR    LIPPER
                                                                  MSCI      FOREIGN       INTL
                                                                  EAFE       STOCK       EQUITY
                         CLASS A   CLASS B   CLASS C   CLASS I   INDEX     UNIVERSE     CATEGORY
      ------------------------------------------------------------------------------------------
      Past year........    1.17%     1.43%     5.46%     7.75%   20.00%     12.26%       13.02%
      Past 5 years.....    9.37%     9.51%      n/a     10.81%    9.19%      7.44%        7.87%
      Past 10 years....   11.73%      n/a       n/a       n/a     5.54%      8.54%        9.29%
      Since inception:
      Class B*.........     n/a     10.82%      n/a       n/a     8.39%      8.23%        8.88%
      Class C**........     n/a       n/a     10.30%      n/a     7.84%      7.92%        8.51%
      Class I***.......     n/a       n/a       n/a     11.77%    8.74%      7.99%        8.76%

     (*)Performance figures reflect any applicable sales charges.
       *The inception date for the Fund's Class B shares is October 23, 1993.
        MSCI Index performance calculated from October 31, 1993. Morningstar performance calculated from November 1, 1993. Lipper performance calculated from October 28, 1993.
      **The inception date for the Fund's Class C shares is April 30, 1996. ***The inception date for the Fund's Class I shares is October 6, 1994.
        MSCI Index performance calculated from September 30, 1994. Morningstar performance calculated from October 1, 1994.

-- FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                             fees paid directly from
SHAREHOLDER FEES                             your investment
--------------------------------------------------------------------

                             CLASS A   CLASS B   CLASS C   CLASS I
------------------------------------------------------------------
Maximum sales charge (load)
imposed on purchases (as a
percentage of offering
price).....................   5.75%      none      none      none
Maximum deferred sales
charge (load) (as a
percentage of purchase
price).....................    none     5.00%     1.00%      none
Maximum sales charge (load)
imposed on reinvested
dividends..................    none      none      none      none
Redemption fee*............    none      none      none      none
Exchange fee...............    none      none      none      none

*If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.

ANNUAL FUND                              expenses that are
OPERATING EXPENSES                       deducted from Fund assets
------------------------------------------------------------------

                           CLASS A   CLASS B   CLASS C   CLASS I
----------------------------------------------------------------
Management fees*.........   1.00%     1.00%     1.00%     1.00%
Distribution and/or
service (12b-1) fees.....   0.25%     1.00%     1.00%      none
Other expenses...........   0.33%     0.41%     0.40%     0.18%
Total annual Fund
operating expenses.......   1.58%     2.41%     2.40%     1.18%

*Management Fees are reduced to 0.90% for net assets over $2.5 billion.

--------------------------------------------------------------------------------

     -- EXAMPLE
     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain, the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

--------------------------------------------------------------------------------
                           (no redemption)             (no redemption)
YEAR   CLASS A   CLASS B       CLASS B       CLASS C       CLASS C       CLASS I
--------------------------------------------------------------------------------
1st    $  726    $  744        $  244        $  343        $  243        $  120
3rd     1,045     1,051           751           748           748           375
5th     1,386     1,485         1,285         1,280         1,280           649
10th    2,345     2,541         2,541         2,736         2,736         1,432

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IVY INTERNATIONAL FUND
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ADDITIONAL INFORMATION
ABOUT INVESTMENT
STRATEGIES AND RISKS

-- PRINCIPAL STRATEGIES

The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in equity securities principally traded in European, Pacific Basin and Latin American markets. The Fund invests in a variety of economic sectors and industry segments to reduce the effects of price volatility in any one area, and usually is invested in at least three different countries.


The Fund's manager focuses on rapidly expanding foreign economies and companies that generally have at least $1 billion in capitalization at the time of investment and a solid history of operations. Individual securities are selected on the basis of value indicators (such as earnings, cash flow, assets and long-term growth potential) and are reviewed for fundamental financial strength.

-- PRINCIPAL RISKS

GENERAL MARKET RISK:

As with any mutual fund, the value of the Fund's investments and the income they generate will vary daily and generally reflect market conditions, interest rates and other issuer-specific, political or economic developments.

The Fund's share value will decrease at any time during which its security holdings or other investment techniques are not performing as well as anticipated, and you could therefore lose money by investing in the Fund depending upon the timing of your initial purchase and any subsequent redemption.

OTHER RISKS: Since the Fund invests heavily in the equity securities of foreign issuers, it is more susceptible to the risks associated with these types of securities than a fund that invests primarily in the securities of U.S. issuers and/or debt securities. Following is a description of these risks, along with the risks commonly associated with the other securities and investment techniques that the Fund's portfolio manager considers important in achieving the Fund's investment objective or in managing the Fund's exposure to risk (and that could therefore have a significant effect on the Fund's returns). Other investment methods that the Fund may use (such as derivative investments), but that do not play a key role in the Fund's overall investment strategy, are described in the Fund's Statement of Additional Information (see back cover page for information on how you can receive a free copy).

- COMMON STOCKS: Common stock represents a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller-company stocks may also be higher than those of larger companies.

- DEPOSITORY RECEIPTS: The Fund may acquire interests in foreign issuers in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and similar types of depository receipts. ADRs typically are issued by a U.S. bank or trust company and represent ownership of the underlying securities issued by a foreign corporation. GDRs and other types of depository receipts are usually issued by foreign banks or trust companies. The Fund's investments in ADRs, GDRs and other depository receipts are viewed as investments in the underlying securities.

  Depository receipts can be difficult to price and are not always exchange-listed. Unsponsored depository programs also are organized independently without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

- FOREIGN SECURITIES: Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance favorably or unfavorably,

4
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  depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

  Other factors that can affect the value of the Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

- SPECIAL EMERGING-MARKET CONCERNS: The risks of investing in foreign securities are heightened in countries with developing economies. Among these additional risks are the following:
  - securities that are even less liquid and more volatile than those in more developed foreign countries;
  - less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets);
  - increased settlement delays;
  - abrupt changes in exchange rate regime or monetary policy;
  - unusually large currency fluctuations and currency conversion costs (see "Foreign Currencies" below); and
  - high national debt levels (which may impede an issuer's payment of principal and/or interest on external debt).

- FOREIGN CURRENCIES: Many of the Fund's securities are denominated in foreign currencies and the value of the Fund's investments as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

- FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
  The Fund may, but is not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Fund's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. In addition, although the use of these investment techniques for hedging purposes should tend to minimize the risk of loss due to a decline in the value of the hedged position, they also tend to limit any potential gain that might result from an increase in the position's value.

- ILLIQUID SECURITIES: The Fund may invest up to 15% of its net assets in "illiquid securities," which are assets that may not be disposed of in the ordinary course of business within seven days at roughly the value at which the Fund has valued the assets. Some of these may be "restricted securities," which cannot be sold to the public without registration under the Securities Act of 1933 (in the absence of an exemption) or because of other legal or contractual restrictions on resale. Thus, while illiquid securities may offer the potential for higher returns than more readily marketable securities, there is a risk that the Fund will not be able to dispose of them promptly at an acceptable price.

- WARRANTS: As a holder of certain securities, the Fund may have the opportunity to purchase warrants. The holder of a warrant pays for the right to purchase a given number of an issuer's shares at a specified price until the warrant expires. If a warrant is not exercised by the date

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IVY INTERNATIONAL FUND
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  of its expiration (such as when the underlying securities are no longer an attractive investment), the Fund would lose what it paid for the warrant.

- TEMPORARY DEFENSIVE POSITIONS: The Fund may from time to time take a temporary defensive position and invest without limit in U.S. Government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short-term notes and other money market securities. When the Fund assumes such a defensive position it may not achieve its investment objective. Investing in debt securities also involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. Thus, as interest rates decline the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. The market value of debt securities also tends to vary according to the relative financial condition of the issuer. Bonds with longer maturities tend to be more volatile than bonds with shorter maturities.

- BORROWING: For temporary or emergency purposes (such as meeting shareholder redemption requests within the time periods specified under the Investment Company Act of 1940), the Fund may borrow up to 10% of the value of its total assets from qualified banks. Borrowing may exaggerate the effect on the Fund's share value of any increase or decrease in the value of the securities it holds. Money borrowed will also be subject to interest costs.

-- OTHER IMPORTANT INFORMATION

EUROPEAN MONETARY UNION: On January 1, 1999, a new European currency called the "euro" was introduced and adopted for use by eleven European countries. The transition to daily usage of the euro will occur during the period from January 1, 1999 through December 31, 2001, at which time euro bills and coins will be put into circulation. Certain European Union members, including the United Kingdom, did not officially implement the euro on January 1, 1999 and may cause market disruptions when and if they decide to do so. Should this occur, the Fund could experience investment losses.


YEAR 2000 RISKS: Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Problem"). The inability of computer-based systems to make this distinction could have a seriously adverse effect on the handling of securities trades, pricing and account services worldwide. The Fund's service providers are taking steps that each believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that they use. Information about the year 2000 readiness of the issuers of the securities that the Fund may purchase is also taken into consideration during the investment decision-making process (though such information may not be readily available, particularly in non-U.S. countries, and may be limited to public filings or statements from company representatives that are not independently verifiable).


The Fund believes these steps will be sufficient to avoid any material adverse impact on the Fund. At this time, however, there can be no assurance that significant problems will not occur (which either directly or indirectly may cause the Fund to lose money).

MANAGEMENT

-- INVESTMENT ADVISOR
Ivy Management, Inc. ("IMI")
Via Mizner Financial Plaza

700 South Federal Highway, Suite 300

Boca Raton, Florida 33432

IMI provides investment advisory and business management services to the Fund. IMI is an SEC-registered investment advisor with over $5 billion in assets under management, and provides similar services to the other eighteen series of the Trust. For the Fund's fiscal year ending December 31, 1998, the Fund paid to IMI a fee equal to 1.00% of the Fund's average net assets.


Northern Cross Investments Limited ("Northern Cross"), an SEC-registered investment advisor located at 48 Par-La-Ville Road, Hamilton, HM 11 Bermuda, serves as subadvisor to the Fund under an Agreement with IMI. Northern Cross began operations in 1993, and as of the end of 1998 had over $10 billion in assets under management. For its services, Northern Cross receives a fee from IMI that is equal, on an annual basis, to 0.60% of the first $1.5 billion in average net assets, 0.55% of


6
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the next $1 billion in average net assets and 0.50% of the Fund's average net assets over $2.5 billion.


-- PORTFOLIO MANAGER
Hakan Castegren, President of Northern Cross, has managed the Fund since 1986. Mr. Castegren has more than 40 years of professional investment experience and holds an MBA from the Stockholm School of Economics.

SHAREHOLDER INFORMATION

-- PRICING OF FUND SHARES
The Fund calculates its share price by dividing the value of the Fund's net assets by the total number of its shares outstanding as of the close of regular trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the Exchange is open for trading (normally any weekday that is not a national holiday).

Each portfolio security that is listed or traded on a recognized stock exchange is valued at the security's last sale price on the exchange on which it was purchased.


If no sale is reported at that time, the average between the last bid and asked prices is used. Securities and other Fund assets for which market prices are not readily available are priced at their fair value as determined by IMI in accordance with procedures approved by the Fund's Board of Trustees. IMI may also price a foreign security at its fair value if events materially affecting the estimated value of the security occur between the close of the foreign exchange on which the security is principally traded and the time as of which the Fund prices its shares. Fair-value pricing under these circumstances is designed to protect existing shareholders from the actions of short-term investors trading into and out of the Fund in an attempt to profit from short-term market movements. When such fair-value pricing occurs, however, there may be some period of time during which the Fund's share price and/or performance information is not available.


The number of shares you receive when you place a purchase or exchange order, and the payment you receive after submitting a redemption request, is based on the Fund's net asset value ("NAV") next determined after your instructions are received in proper form by Ivy Mackenzie Services Corp. ("IMSC") (the Fund's transfer agent) or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge (see "Choosing the appropriate class of shares" below). Since the Fund normally invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund's share value may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

-- HOW TO BUY SHARES
Please read these sections carefully before investing.

Effective April 18, 1997, the Fund suspended the offer of its shares to new investors. Shares of the Fund are available for purchase only by existing shareholders of the Fund. Once a shareholder's account has been liquidated, the shareholder may not invest in the Fund at a later date.

CHOOSING THE APPROPRIATE CLASS OF SHARES:
The essential features of the Fund's different classes of shares are described below. If you do not specify on your Account Application which class of shares you are purchasing, it will be assumed that you are purchasing Class A shares. The Fund has adopted separate distribution plans pursuant to Rule 12b-1 under the 1940 Act for its Class A, B and C shares that allow the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

- CLASS A SHARES: Class A shares are sold at net asset value plus a maximum sales charge of 5.75% (the "offering price"). The sales charge may be reduced or eliminated if certain conditions are met (see "Additional purchase information" on page 8). Class A shares are subject to a 0.25% Rule 12b-1 service fee.

- CLASS B SHARES: Class B shares are offered at net asset value, without an initial sales charge,

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IVY INTERNATIONAL FUND
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  but subject to a contingent deferred sales charge ("CDSC") that declines from
  5.00% to zero on certain redemptions within six years of purchase. Class B shares are subject to a 0.75% Rule 12b-1 distribution fee and a 0.25% Rule 12b-1 service fee, and convert automatically into Class A shares eight years after purchase.

- CLASS C SHARES: Class C shares are offered at net asset value, without an initial sales charge, but subject to a CDSC of 1.00% for redemptions within the first year of purchase. Class C shares are subject to a 0.75% Rule 12b-1 distribution fee and a 0.25% Rule 12b-1 service fee.

- CLASS I SHARES: Class I shares are offered to certain classes of investors at net asset value, without any sales load or Rule 12b-1 fees.

The following table displays the various investment minimums, sales charges and expenses that apply to each class.

--------------------------------------------------------------------
                        CLASS A     CLASS B     CLASS C    CLASS I
--------------------------------------------------------------------
Minimum initial
investment*..........  $1,000     $1,000       $1,000     $5,000,000
Minimum subsequent
investment*..........  $100       $100         $100       $10,000
Initial sales
charge...............  Maximum    None         None       None
                       5.75%,
                       with
                       options
                       for a
                       reduction
                       or waiver
CDSC.................  None,      Maximum      1.00% for  None
                       except on  5.00%,       the first
                       certain    declines     year
                       NAV        over six
                       purchases  years
Service and
distribution fees....  0.25%      0.75%        0.75%      None
                       service    distribution distribution
                       fee        fee and      fee and
                                  0.25%        0.25%
                                  service fee  service
                                               fee

*Minimum initial and subsequent investments for retirement plans are $25.

-- ADDITIONAL PURCHASE INFORMATION
CLASS A SHARES: Class A shares are sold at a public offering price equal to their net asset value per share plus an initial sales charge, as set forth below (which is reduced as the amount invested increases):

---------------------------------------------------------------
                           SALES         SALES      PORTION OF
                        CHARGE AS A   CHARGE AS A     PUBLIC
                        PERCENTAGE    PERCENTAGE     OFFERING
                         OF PUBLIC      OF NET         PRICE
                         OFFERING       AMOUNT      RETAINED BY
AMOUNT INVESTED            PRICE       INVESTED       DEALER
---------------------------------------------------------------
Less than $50,000.....     5.75%         6.10%         5.00%
$50,000 but less than
$100,000..............     5.25%         5.54%         4.50%
$100,000 but less than
$250,000..............     4.50%         4.71%         3.75%
$250, 000 but less
than $500,000.........     3.00%         3.09%         2.50%
$500,000 or over*.....     0.00%         0.00%         0.00%

*A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.

Class A shares that are acquired through reinvestment of dividends or distributions are not subject to any sales charges.

HOW TO REDUCE YOUR INITIAL SALES CHARGE:
 - "Rights of Accumulation" permits you to pay the sales charge that applies to the cost or value (whichever is higher) of all Ivy Fund Class A shares you own.
 - A "Letter of Intent" permits you to pay the sales charge that would apply to your cumulative purchase of Fund shares over a 13-month period (certain restrictions apply).

HOW TO ELIMINATE YOUR INITIAL SALES CHARGE: You may purchase Class A shares at NAV (without an initial sales charge or a CDSC) through any one of the following methods:
 - through certain investment advisors and financial planners who charge a management, consulting or other fee for their services;
 - under certain qualified retirement plans;
 - as an employee or director of Mackenzie Investment Management Inc. or its affiliates;
 - as an employee of a selected dealer; or
 - through the Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Fund are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program" in the SAI.

Certain trust companies, bank trust departments, credit unions, savings and loans and other similar organizations may also be exempt from the initial sales charge on Class A shares.

You may also purchase Class A shares at NAV if you are investing at least $500,000 through a dealer or agent. Ivy Mackenzie Distributors, Inc. ("IMDI"), the Fund's distributor, may pay the dealer or agent (out of IMDI's own resources) for its distribution assistance according to the following schedule:


--------------------------------------------------
PURCHASE AMOUNT                         COMMISSION
--------------------------------------------------
First $3,000,000......................     0.50%
Next $2,000,000.......................     0.25%
Over $5,000,000.......................     0.10%


IMDI may from time to time pay a bonus or other cash incentive to dealers (other than IMDI) including, for example, those which employ a registered representative who sells a minimum dollar amount of the shares of the Fund and/or other funds distributed by IMDI during a specified time period.

CLASS B AND CLASS C SHARES: Class B and Class C shares are not subject to an initial sales charge but are subject to a CDSC. If you redeem your Class C shares within one year of purchase they will be subject to a CDSC of 1.00%, and Class B shares redeemed within six years of purchase will be subject to a CDSC at the following rates:

----------------------------------------------------
                             CDSC AS A PERCENTAGE OF
        YEAR SINCE                DOLLAR AMOUNT
         PURCHASE               SUBJECT TO CHARGE
----------------------------------------------------
First......................         5.00%
Second.....................         4.00%
Third......................         3.00%
Fourth.....................         3.00%
Fifth......................         2.00%
Sixth......................         1.00%
Seventh and thereafter.....         0.00%

The CDSC for both Class B and Class C shares will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No charge will be assessed on increases in account value above the original purchase price or on reinvested dividends and distributions.

Shares will be redeemed on a lot-by-lot basis in the following order:
- Shares held more than six years;
- Shares acquired through reinvestment of dividends and distributions;
- Shares subject to the lowest CDSC percentage, on a first-in, first-out basis
  (1) with the portion of the lot attributable to capital appreciation, which is not subject to a CDSC, redeemed first, then
  (2) the portion of the lot attributable to your original basis, which is subject to a CDSC.

The CDSC for Class B shares is waived for:
- Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.
- Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers.
- Redemptions resulting from a tax-free return of excess contribution to an IRA.
- Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability.
- Withdrawals through the Systematic Withdrawal Plan of up to 12% per year of your account value at the time the plan is established.

Both Class B shares and Class C shares are subject to an ongoing service and distribution fee at a combined annual rate of up to 1.00% of the portfolio's average net assets attributable to its Class B or Class C shares. The ongoing distribution fees will cause these shares to have a higher expense ratio than that of Class A and Class I shares. IMDI uses the money that it receives from the deferred sales charge and the distribution fees to cover various promotional and sales related expenses, as well as expenses related to providing distributions services, such as compensating selected dealers and agents for selling these shares.

Approximately eight years after the original date of purchase, your Class B shares will be converted automatically to Class A shares. Class A shares are subject to lower annual expenses than Class B shares. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes. Class C shares do not have a similar conversion privilege.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND
--------------------------------------------------------------------------------

CLASS I SHARES: Class I shares are offered only to institutions and certain individuals, and are not subject to an initial sales charge or a CDSC, nor to ongoing service or distribution fees. Class I shares also bear lower fees than Class A, Class B and Class C shares.

-- SUBMITTING YOUR PURCHASE ORDER

INITIAL INVESTMENTS: Complete and sign the Account Application appearing at the end of this Prospectus. Enclose a check payable to Ivy International Fund. You should note on the check the class of shares you wish to purchase (see page 8 for minimum initial investments). Deliver your application materials to your registered representative or selling broker, or send them to one of the addresses below:

- BY REGULAR MAIL:

  Ivy Mackenzie Services Corp.
  PO Box 3022
  Boca Raton, FL 33431-0922

- BY COURIER:

  Ivy Mackenzie Services Corp.

  700 South Federal Hwy., Ste. 300

  Boca Raton, FL 33432-6114

-- BUYING ADDITIONAL SHARES
There are several ways to increase your investment in the Fund:

- BY MAIL: Send your check with a completed investment slip (attached to your account statement) or written instructions indicating the account registration, Fund number or name, and account number. Mail to one of the addresses above.

- THROUGH YOUR BROKER: Deliver to your registered representative or selling broker the investment slip attached to your statement, or written instructions, along with your payment.

- BY WIRE: Purchases may also be made by wiring money from your bank account to your Ivy account. Your bank may charge a fee for wiring funds. Before wiring any funds, please call IMSC at 800.777.6472. Wiring instructions are as follows:
    First Union National Bank of Florida
    Jacksonville, FL
    ABA #063000021
    Account #2090002063833
    For further credit to:
    Your Account Registration
    Your Fund Number and Account Number


- BY AUTOMATIC INVESTMENT METHOD: You can authorize to have funds electronically drawn each month from your bank account and invested as a purchase of shares into your Ivy International Fund account. Complete sections 6A and 7B of the Account Application.


-- HOW TO REDEEM SHARES

SUBMITTING YOUR REDEMPTION ORDER: You may redeem your Fund shares through your registered securities dealer or directly through IMSC. If you choose to redeem through your registered securities dealer, the dealer is responsible for properly transmitting redemption orders in a timely manner. If you choose to redeem directly through IMSC, you have several ways to submit your request:

- BY MAIL: Send your written redemption request to IMSC at one of the addresses on the left. Be sure that all registered owners listed on the account sign the request. Medallion signature guarantees and supporting legal documentation may be required. When you redeem, IMSC will normally send redemption proceeds to you on the next business day, but may take up to seven days (or longer in the case of shares recently purchased by check).

- BY TELEPHONE: Call IMSC at 800.777.6472 to redeem from your individual, joint or custodial account. To process your redemption order by telephone, you must have telephone redemption privileges on your account. IMSC employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IMSC may be liable for any losses due to unauthorized or fraudulent telephone instructions. Requests by telephone can only be accepted for amounts up to $50,000.


- BY SYSTEMATIC WITHDRAWAL PLAN ("SWP"): You can authorize to have funds electronically drawn each month from your Ivy International Fund account and deposited directly into your bank account. Certain minimum balances and minimum distributions apply. Complete section 6B of the Account Application to add this feature to your account.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RECEIVING YOUR REDEMPTION PROCEEDS: You can receive redemption proceeds through a variety of payment methods:

- BY CHECK: Unless otherwise instructed in writing, checks will be made payable to the current account registration and sent to the address of record.

- BY FEDERAL FUNDS WIRE: Proceeds will be wired on the next business day to a pre-designated bank account. Your account will be charged $10 each time redemption proceeds are wired to your bank, and your bank may also charge you a fee for receiving a Federal Funds wire.

- BY ELECTRONIC FUNDS TRANSFER ("EFT"): For SWP redemptions only.

IMPORTANT REDEMPTION INFORMATION:

- A CDSC may apply to certain Class A share redemptions, to Class B shares redeemed within six years of purchase, and to Class C shares that are redeemed within one year of purchase.

- If you own shares of more than one class of the Fund, the Fund will redeem first the shares having the highest 12b-1 fees, unless you instruct otherwise.

- Any shares subject to a CDSC will be redeemed last unless you specifically elect otherwise.


- Shares will be redeemed in the order described under "Additional purchase information--Class B and Class C Shares".


- The Fund may (on 60 days' notice) redeem the accounts of shareholders whose investment, including sales charges paid, has been less than $1,000 for more than 12 months.

- The Fund may take up to seven days (or longer in the case of shares recently purchased by check) to send redemption proceeds.

- The Fund may make payment for redeemed shares in the form of securities of the Fund taken at current values.

-- HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of another Ivy fund, subject to certain restrictions (see "Important exchange information").

SUBMITTING YOUR EXCHANGE ORDER: You may submit an exchange request to IMSC as follows:

- BY MAIL: Send your written exchange request to IMSC at one of the addresses on page 10 of this Prospectus. Be sure that all registered owners listed on the account sign the request.

- BY TELEPHONE: Call IMSC at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. IMSC employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IMSC may be liable for any losses due to unauthorized or fraudulent telephone instructions.

IMPORTANT EXCHANGE INFORMATION:
- You must exchange into the same share class you currently own.

-- Exchanges are considered
  taxable events and may
  result in a capital gain or a
  capital loss for tax purposes.

- It is the policy of the Fund to discourage the use of the exchange privilege for the purpose of timing short-term market fluctuations. The Fund may therefore limit the frequency of exchanges by a shareholder, charge a redemption fee (in the case of certain funds), or cancel a shareholder's exchange privilege if at any time it appears that such market-timing strategies are being used. For example, shareholders exchanging more than five times in a 12-month period may be considered to be using market-timing strategies.

-- DIVIDENDS, DISTRIBUTIONS AND TAXES
- The Fund generally declares and pays dividends and capital gain distributions (if any) at least once a year.
- Dividends and distributions are "reinvested" in additional Fund shares unless you request to receive them in cash.
- Reinvested dividends and distributions are added to your account at NAV and are not subject to a

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND
--------------------------------------------------------------------------------

  sales charge regardless of which share class you own.
- Cash dividends and distributions can be sent to you:
- BY MAIL: a check will be mailed to the address of record unless otherwise instructed.
- BY ELECTRONIC FUNDS TRANSFER: your proceeds will be directly deposited into your bank account.

To change your dividend and/or distribution options, call IMSC at 800.777.6472.


Dividends ordinarily will vary from one class of shares to another. The Fund intends to declare and pay dividends annually. The Fund will distribute net investment income and net realized capital gains, if any, at least once a year. The Fund may make an additional distribution of net investment income and net realized capital gains to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Internal Revenue Code of 1986, as amended (the "Code").


Dividends paid out of the Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to you as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares. Dividends are taxable to you in the same manner whether received in cash or reinvested in additional Fund shares.

If shares of the Fund are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. In certain years, you may be able to claim a credit or deduction on your income tax return for your share of foreign taxes paid by the Fund.


Upon the sale or exchange of your Fund shares, you may realize a capital gain or loss, which will be long term or short term, generally depending upon how long you held your shares.


The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. Federal income tax liability.

Fund distributions may be subject to state, local and foreign taxes. You should consult with your tax adviser as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state or local law.

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the
Fund's financial performance for the past five years, and reflects results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) each year on an investment in the
Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's
Annual Report to shareholders (which is available upon request).
--------------------------------------------------------------------------------

                                                                                        CLASS A
IVY INTERNATIONAL FUND                                       --------------------------------------------------------------
                                                                                   for the year ended
                                                                                      December 31,
---------------------------------------------------------------------------------------------------------------------------
                                                                1998          1997        1996       1995       1994
SELECTED PER SHARE DATA                                      --------------------------------------------------------------
Net asset value, beginning of period......................   $     39.03   $    35.89   $  30.67   $  27.60   $  27.71
                                                             --------------------------------------------------------------
  Income from investment operations
  Net investment income...................................           .37          .24        .20        .25        .07
  Net gains or losses on securities (both realized and
    unrealized)...........................................          2.50         3.47       5.85       3.22       1.01
                                                             --------------------------------------------------------------
  Total from investment operations........................          2.87         3.71       6.05       3.47       1.08
                                                             --------------------------------------------------------------
  Less distributions
  Dividends from net investment income....................           .35          .21        .19        .25        .07
  Distributions
    From capital gains....................................           .22          .26        .64        .12       1.11
    In excess of capital gains............................           .13          .10         --        .03         --
  Returns of capital......................................            --           --         --         --        .01
                                                             --------------------------------------------------------------
    Total distributions...................................           .70          .57        .83        .40       1.19
                                                             --------------------------------------------------------------
Net asset value, end of period............................   $     41.20   $    39.03   $  35.89   $  30.67   $  27.60
                                                             --------------------------------------------------------------
                                                             --------------------------------------------------------------
Total return (%)..........................................          7.34(a)     10.38(a)   19.72(a)   12.65(a)    3.92(a)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..................   $ 1,613,797   $1,705,772   $989,254   $475,989   $229,586
Ratio of expenses to average net assets (%)...............          1.58         1.59       1.65       1.52       1.58
Ratio of net investment income to average net assets
  (%).....................................................           .83          .68        .76        .97        .30
Portfolio turnover rate (%)...............................            15            8         14          6          7

--------------------------------------------------------------------------------

                                                                                        CLASS B
                                                             --------------------------------------------------------------
                                                                                   for the year ended
                                                                                      December 31,
---------------------------------------------------------------------------------------------------------------------------
                                                                1998          1997        1996       1995       1994
SELECTED PER SHARE DATA                                      --------------------------------------------------------------
Net asset value, beginning of period......................   $     38.82   $    35.73   $  30.67   $  27.60   $  27.71
                                                             --------------------------------------------------------------
Income from investment operations
  Net investment (loss) income............................            --         (.06)      (.01)       .01       (.10)
  Net gains or losses on securities (both realized and
    unrealized)...........................................          2.50         3.44       5.76       3.20        .91
                                                             --------------------------------------------------------------
  Total from investment operations........................          2.50         3.38       5.75       3.21        .81
                                                             --------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income............................            --           --         --        .01         --
    In excess of net investment income....................            --           --        .05         --         --
  Distributions
    From capital gains....................................           .22          .21        .64        .10        .90
    In excess of capital gains............................           .13          .08         --        .03         --
  Returns of capital......................................            --           --         --         --        .02
                                                             --------------------------------------------------------------
    Total distributions...................................           .35          .29        .69        .14        .92
                                                             --------------------------------------------------------------
Net asset value, end of period............................   $     40.97   $    38.82   $  35.73   $  30.67   $  27.60
                                                             --------------------------------------------------------------
                                                             --------------------------------------------------------------
Total return (%)..........................................          6.43(a)      9.46(a)   18.76(a)   11.62(a)    2.96(a)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..................   $   542,997   $  568,521   $312,161   $ 74,650   $ 30,143
Ratio of expenses to average net assets (%)...............          2.41         2.42       2.45       2.44       2.50
Ratio of net investment (loss) income to average net
  assets (%)..............................................          (.01)        (.15)      (.04)       .05       (.62)
Portfolio turnover rate (%)...............................            15            8         14          6          7

------------------------------------------------
                    CLASS C
------------------------------------------------

                         for the period
                         April 30, 1996
  for the year ended     (Commencement)
     December 31,        to December 31,
  -------------------------------------------
    1998       1997           1996
  -------------------------------------------
  $  38.64   $  35.58        $ 32.68
  -------------------------------------------
        --       (.05)            --
      2.50       3.42           3.74
  -------------------------------------------
      2.50       3.37           3.74
  -------------------------------------------
        --        .01             --
        --         --            .20
       .22        .21            .64
       .13        .09             --
  -------------------------------------------
       .35        .31            .84
  -------------------------------------------
  $  40.79   $  38.64        $ 35.58
  -------------------------------------------
  -------------------------------------------
      6.46(a)    9.50(a)       11.45(b)
  $154,378   $174,880        $44,450
      2.40       2.41           2.44(c)
       .01       (.14)          (.03)(c)
        15          8             14

----------------------------------------------------------------------
                              CLASS I
----------------------------------------------------------------------
                                                  (a) Total
                                                  return does
                                                  not reflect a
                                                  sales charge.
                                                  (b) Total
                                                  return
                                                  represents
                                                  aggregate
                                                  total return
                                                  and does not
                                                  reflect a
                                                  sales charge.
                                                  (c) Annualized
----------------------------------------------------------------------

                                             for the period
                                             October 6, 1994
            for the year ended               (Commencement)
               December 31,                  to December 31,
  ---------------------------------------------------------------
    1998       1997      1996      1995           1994
  ---------------------------------------------------------------
  $  39.06   $  35.89   $ 30.67   $ 27.60        $ 29.06
  ---------------------------------------------------------------
       .55        .32       .27       .30            .03
      2.48       3.56      5.88      3.22           (.49)
  ---------------------------------------------------------------
      3.03       3.88      6.15      3.52           (.46)
  ---------------------------------------------------------------
       .53        .32       .27       .30            .03
        --         --       .02        --             --
       .22        .28       .64       .12            .92
       .13        .11        --       .03             --
        --         --        --        --            .05
  ---------------------------------------------------------------
       .88        .71       .93       .45           1.00
  ---------------------------------------------------------------
  $  41.21   $  39.06   $ 35.89   $ 30.67        $ 27.60
  ---------------------------------------------------------------
  ---------------------------------------------------------------
      7.75(a)   10.87(a)  20.06(a)  12.85(a)       (1.64)(b)
  $156,999   $115,046   $53,344   $13,020        $ 4,921
      1.18       1.18      1.25      1.35           1.41(c)
      1.23       1.08      1.16      1.14            .47(c)
        15          8        14         6              7

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

                                                    Account
                                                    Application

                                                    FUND USE ONLY

                                                    ----------------------------
                                                    Account Number

                                                    ----------------------------
                                                    Dealer/Branch/Rep

                                                    ----------------------------
                                                    Account Type/Soc Cd

[IVY FUNDS LOGO]


       Please mail this application along with your check to:


       Ivy Mackenzie Services Corp.

       P.O. Box 3022, Boca Raton, Florida 33431-0922
       ---------------------------------------------
       This application should not be used for
       retirement accounts for which Ivy Fund (IBT) is
       custodian.
       ---------------------------------------------

 1     REGISTRATION

       Name
            -----------------------------------------------------------------------------------------------
            -----------------------------------------------------------------------------------------------
       Address
               --------------------------------------------------------------------------------------------

       City                                                      State                  Zip
           -----------------------------------------------------      -----------------    ----------------
       Phone # (day) (     )                              Phone # (evening) (     )
                     -----------------------------------                    -------------------------------

         -- Individual          -- UGMA/UTMA              -- Sole proprietor
         -- Joint tenant        -- Corporation            -- Trust
         -- Estate              -- Partnership            -- Other
         Date of trust                                            --------------
                       ---------------------------------  Minor's state of residence
                                                                                    -----------------------

  2     TAX I.D.


         Citizenship:        U.S.        Other (please specify):
                          --          --                        -------------------------------------------


       Social security #    -    -       or Tax identification #         -
                         ---------------                        -------------------------------------------

       Under penalties of perjury, I certify by signing in Section 8 that: (1) the number shown in this section is my correct taxpayer identification number (TIN), and (2) I am not subject to backup withholding because: (a) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
       (b) the IRS has notified me that I am no longer subject to backup withholding. (Cross out item
       (2) if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.) Please see the "Dividends, distributions and taxes" section of the Prospectus for additional information on completing this section.

  3    DEALER INFORMATION

       The undersigned ("Dealer") agrees to all applicable provisions in this Application, guarantees the signature and legal capacity of the Shareholder, and agrees to notify IMSC of any purchases made under a Letter of Intent or Rights of Accumulation.

       Dealer name
                   -------------------------------------------------------------
       Branch office address
                             ---------------------------------------------------
       City                                   State            Zip
          ---------------------------------         ----------    --------------

       Representative's name
                            ----------------------------------------------------
       Representative's #                    Representative's phone #
                         -------------------                         -----------
       Authorized signature of dealer
                                     -------------------------------------------

  4    INVESTMENTS

       A. Enclosed is my check ($1,000 minimum) for $____________made payable to Ivy International
          Fund.
          Please invest it in:
          ----------------------------- Class A
          ----------------------------- Class B
          ----------------------------- Class C
          ----------------------------- Class I shares.

       B. I qualify for a reduction or elimination of the sales charge due to the following privilege (applies only to Class A shares):

          New Letter of Intent (if ROA or 90-day backdate privilege is ---applicable, provide account(s) information below.)

          ROA with the account(s) listed below.
       ---
          Existing Letter of Intent with the account(s) listed below.
       ---

           Fund name:                                   Fund name:
                     ---------------------------------            ---------------------------------

           Account #:                                   Account #:
                     ---------------------------------            ---------------------------------

      If establishing a Letter of Intent, you will need to purchase Class A shares over a 13-month period in accordance with the provisions in the Prospectus. The aggregate amount of these purchases will be at least equal to the amount indicated below (see Prospectus for minimum amount required for reduced sales charges).

          $50,000        $100,000        $250,000        $500,000
      ---            ---             ---             ---

      C. FOR DEALER USE ONLY

         Confirmed trade orders:
                                   ------------------   ------------------   ------------------
                                     Confirm Number      Number of Shares        Trade Date

  5     DISTRIBUTION OPTIONS


      I would like to reinvest dividends and capital gains into additional shares in this account at net asset value unless a different option is checked below.

      A. --- Reinvest all dividends and capital gains into additional shares of the same class of a different Ivy fund account.

             Fund name: --------------------
             Account #: --------------------
      B. --- Pay all dividends in cash and reinvest capital gains into additional shares of the same class in this account or a different Ivy fund account.

             Fund name: --------------------
             Account #: --------------------
      C. --- Pay all dividends and capital gains in cash.

      I REQUEST THE ABOVE CASH DISTRIBUTION, SELECTED IN B OR C ABOVE, BE SENT
      TO: ----- the address listed in the registration
          ----- the special payee listed in Section 7A (by mail)
          ----- the special payee listed in Section 7B (by EFT)

  6     OPTIONAL SPECIAL FEATURES


      A. AUTOMATIC INVESTMENT METHOD (AIM)

      --- I wish to have my bank account listed in section 7B automatically debited via EFT on a predetermined frequency and invested into my Ivy International Fund account listed below.

        1. Withdraw $------------ for each time period indicated below and invest my bank proceeds into the following Ivy International Fund account:

           Share class:   __ Class A  __ Class B  __ Class C
           Account #: --------------------
        2. Debit my bank account:
           --- Annually (on the --- day of the month of ----------------------).
           --- Semiannually (on the --- day of the months of
             --- and ---).
           --- Quarterly (on the --- day of the first/second/third
             month of each calendar quarter).               (CIRCLE ONE)
           --- Monthly* --- once per month on the --- day
                        --- twice per month on the ----- days
                        --- 3 times per month on the ----- days
                        --- 4 times per month on the ----- days
      B. SYSTEMATIC WITHDRAWAL PLANS (SWP)**

      --- I wish to have my Ivy International Fund account automatically debited on a predetermined frequency and the proceeds sent to me per my instructions below.

          1. Withdraw ($50 minimum) $----- for each time period indicated below from the following Ivy International Fund account:
             Share class:   __ Class A  __ Class B  __ Class C

             Account #: --------------------

        2. Withdraw from my Ivy International Fund account:
           --- Annually (on the ----- day of the month of
             ----------).
           ---Semiannually (on the ----- day of the months of
             ----- and -----).
           --- Quarterly (on the ----- day of the first/second/third
             month of each calendar quarter.                (CIRCLE ONE)
           --- Monthly*---  once per month on the    ---- day
                       ---  twice per month on the   ---- days
                       ---  3 times per month on the ---- days
                       ---  4 times per month on the ---- days

        3. I request the withdrawal proceeds be:
           --- sent to the address listed in the registration
           --- sent to the special payee listed in section 7A or 7B. --- invested into additional shares of the same class of a different Ivy fund:

             Fund name: --------------------

             Account #: --------------------

      Note: A minimum balance of $5,000 is required to establish a SWP.

      6. OPTIONAL SPECIAL FEATURES (CONT.)

      C. FEDERAL FUNDS WIRE
         FOR REDEMPTION PROCEEDS**    --- yes    --- no

      By checking "yes" immediately above, I authorize IMSC to honor telephone instructions for the redemption of Fund shares up to $50,000. Proceeds may be wire transferred to the bank account designated ($1,000 minimum). (COMPLETE SECTION 7B).

      D. TELEPHONE EXCHANGES**    --- yes    --- no

      By checking "yes" immediately above, I authorize exchanges by telephone among the Ivy funds upon instructions from any person as more fully described in the Prospectus. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.
      If neither box is checked, the telephone exchange privilege will be provided automatically.

      E. TELEPHONIC REDEMPTIONS**    --- yes    --- no

      By checking "yes" immediately above, the Fund or its agents are authorized to honor telephone instructions from any person as more fully described in the Prospectus for the redemption of Fund shares. The amount of the redemption shall not exceed $50,000 and the proceeds are to be payable to the shareholder of record and mailed to the address of record. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

      If neither box is checked, the telephone redemption privilege will be provided automatically.

      * There must be a period of at least seven calendar days between each investment (AIM)/withdrawal (SWP) period.
      ** This option may not be used if shares are issued in certificate form.

  7     SPECIAL PAYEE

      A. MAILING ADDRESS: Please send all disbursements to this payee:

      Name of bank or individual -----------------------------------------------
      Account # (if applicable) ------------------------------------------------
      Street -------------------------------------------------------------------
      City ----------------------------  State ----------------------  Zip -----
      B. FED WIRE/EFT INFORMATION

      Financial institution ----------------------------------------------------
      ABA # --------------------------------------------------------------------
      Account # ----------------------------------------------------------------
      Street -------------------------------------------------------------------
      City ----------------------------  State ----------------------  Zip -----
                           (PLEASE ATTACH A VOIDED CHECK.)

  8     SIGNATURES

          Investors should be aware that the failure to check "No" under Section 6D or 6E above means that the Telephone Exchange/ Redemption Privileges will be provided. The Fund employs reasonable procedures that require personal identification prior to acting on exchange/redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. Please see "How to exchange shares" and "How to redeem shares" in the Prospectus for more information on these privileges.

          I certify to my legal capacity to purchase or redeem shares of the Fund for my own account or for the account of the organization named in
      Section 1. I have received a current Prospectus and understand its terms are incorporated in this application by reference. I am certifying my taxpayer information as stated in Section 2.
          THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

      ---------------------------------------- --------------------
      Signature of Owner, Custodian, Trustee or                  Date
      Corporate Officer

      ---------------------------------------- --------------------
      Signature of Joint Owner, Co-Trustee or                    Date
      Corporate Officer

                          (Remember to sign Section 8)

                                                   DETACH ON PERFORATION TO MAIL

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     -- QUOTRON SYMBOLS AND CUSIP NUMBERS

----------------------------------------------------------------------------------------
                   CLASS                           SYMBOL                CUSIP
----------------------------------------------------------------------------------------
Ivy International Fund Class A                     IVINX               465903102

Ivy International Fund Class B                     IVIBX               465903201

Ivy International Fund Class C                     IVNCX               465897585

Ivy International Fund Class I                     IVIIX               465897874
----------------------------------------------------------------------------------------

(Ivy Funds Logo)

      -- HOW TO RECEIVE MORE
         INFORMATION ABOUT THE FUND

         Additional information about the Fund and its investments is contained in the Fund's Statement of Additional Information dated May 3, 1999 (the "SAI"), which is incorporated by reference into this Prospectus, and the Fund's annual and semiannual reports to shareholders. The Fund's annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI and annual and semiannual reports are available upon request and without charge from the Distributor at the following address and phone number.

         Ivy Mackenzie Distributors, Inc.
         Via Mizner Financial Plaza
         700 South Federal Highway, Ste. 300
         Boca Raton, FL 33432
         800.456.5111

         Information about the Fund (including the SAI and annual and semiannual reports) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (please call 1-800-SEC-0330 for further details). Information about the Fund is also available on the SEC's Internet Website (www.sec.gov), and copies of this information may be obtained, upon payment of a copying fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

         Investment Company Act File No. 811-1028


         01IIFXX0699


          -- SHAREHOLDER
             INQUIRIES

             Please call
             Ivy Mackenzie
             Services Corp.,
             the Fund's transfer agent,
             regarding any other
             inquiries about the Fund

             at 1.800.777.6472,


             e-mail us at


             invest@ivymackenzie.com


             or visit our web site at


             www.ivymackenzie.com.